UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 25, 2006

ARIBA, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-26299	77-0439730
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

807 11th Avenue, Sunnyvale, California	94089
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 390-1000

Same

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On October 25, 2006, Ariba, Inc. (“Ariba”) announced its financial results for its fourth quarter and fiscal year 2006 ended June 30, 2006, as well as certain other information. A copy of the press release is attached hereto as Exhibit 99.1.

The information set forth herein, including the Exhibit attached hereto, shall not be deemed “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.

About Non-GAAP Financial Measures

Ariba provides quarterly and annual financial statements that are prepared in accordance with generally accepted accounting principles (“GAAP”). In addition, the attached press release contains non-GAAP financial information. These non-GAAP measures may include non-GAAP operating expenses, net income (loss), net income (loss) per share, income (loss) from operations, cost of revenues, and gross profit.

Non-GAAP financial measures should not be considered as a substitute for, or superior to, GAAP financial measures, which should be considered as the primarily financial metrics for evaluating Ariba’s financial performance. Significantly, non-GAAP financial measures are not based on a comprehensive set of accounting rules or principles. Instead, they are based on subjective determinations by management designed to supplement Ariba’s GAAP financial measures. They are subject to a number of important limitations and should be considered only in conjunction with Ariba’s consolidated financial statements prepared in accordance with GAAP. For example, Ariba’s non-GAAP financial measures have the effect of excluding costs and expenses from its operating results that should be properly considered under a system of accrual accounting. In addition, Ariba’s non-GAAP financial measures differ from GAAP measures with the same names, may vary over time and may differ from non-GAAP financial measures with the same or similar names used by other companies. Accordingly, investors should exercise caution when evaluating Ariba’s non-GAAP financial measures.

Despite these limitations, Ariba believes its non-GAAP financial measures provide meaningful supplemental information about its operating results, primarily because they exclude costs and expenses that it does not believe are as indicative of the ongoing operating performance of its business and its senior management. Although these costs should properly be considered in Ariba’s GAAP financial measures, Ariba believes they should be excluded when evaluating its current operating performance. The non-GAAP financial measures disclosed in the accompanying press release are used by Ariba’s Board of Directors and senior management to evaluate its current operating performance, are used in evaluating the performance of its senior management, and are used in its budget and planning processes. In addition to these reasons Ariba believes that its non-GAAP financial measures are helpful to investors by facilitating comparisons of its current and prior operating results and by facilitating comparisons of its operating results with those of other software companies.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit 99.1 – Press Release of Ariba, Inc. dated October 25, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARIBA, INC.

DATE: October 25, 2006	By:	/s/ JAMES W. FRANKOLA
James W. Frankola Executive Vice President and Chief Financial Officer